DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
     The price of silver bullion began the Fund's fiscal year on July 1, 1997 at $4.64 an ounce. During the year it hit a high of $7.64 an ounce before profit taking and reduced demand for silver caused by the economic slowdown around the world took the price down to $5.31 an ounce on June 30, 1998. The price remains at this level currently. The Lexington Strategic Silver Fund finished the fiscal year ending June 30, 1998 with a decline of 17.32%*. This was far better than the 34.97% decline for the average gold fund as measured by Lipper Analytical Services, Inc. For the six-month period ending June 30, 1998 the Fund was down 15.98%*. The steady fall of the price of gold helped pull down the price of silver as well.

     As the most recent quarter ended, a change was made in the portfolio management team. Robert Radsch, the Portfolio Manager, and member of the natural resources team, left Lexington. The Fund will continue to be managed by other members of that team which includes Robert M. DeMichele, President and James Vail.

     We believe the fundamentals for silver remain positive as silver demand continues to exceed mine production and scrap recycling. That gap continues to be met through the draw down of silver bullion inventories. The largest growth in silver demand came from the industrial sector driven mostly by development of new technologies and products that rely on silver's properties of superior electrical and thermal conductivity. Silver is also used extensively in jewelry, silverware and photography.

     The Fund is well positioned to benefit from the increased demand for silver that an improving worldwide economic climate will bring.


                                   Sincerely,

                                   /s/Robert M. DeMichele
                                   ----------------------
                                   Robert M. DeMichele
                                   President
                                   August, 1998

[The following table represents a chart in the printed report.]


            Comparison of change in value of a $10,000 investment in
                     Lexington Strategic Silver Fund, Inc.,
             the S&P 500 and Silver Bullion (London(U.S. Dollars))

           Average Annual Total Returns For The Period Ended 6/30/98

                                                    Since Inception     6/30/98
Fund/Index                One Year     Five Year        (1/2/92)*        Value
--------------------------------------------------------------------------------
Lexington Strategic        (22.05)%     (2.38)%          2.88%           $12,023
Silver Fund
--------------------------------------------------------------------------------
Silver Bullion              13.63%       3.67%           4.75%           $13,516
--------------------------------------------------------------------------------
S&P 500                     30.07%      23.81%           20.07%          $31,717
--------------------------------------------------------------------------------

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, including the maximum sales charge (5.75%) made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500"), and a direct investment in silver bullion. Results for the Fund and the S&P 500 include the reinvestment of all dividend and capital gains distributions. The price of silver is subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies.* The original inception date for the Fund was August 30, 1984. Prior to January, 1992 the Fund was managed by a different investment advisor. Investment results for periods prior to that date are not shown in the graph. The Per Share Income and Capital Changes Table in the Fund's prospectus contains performance data that relates to prior periods. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Total return represents past performance and is not predictive of future results.


* -22.05%, -2.38% and 2.88% are the one year, five year and since commencement (1/2/92) average annual standard total returns, respectively, for the period ended June 30, 1998. Prior to January, 1992, the Fund was managed by a different investment advisor. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. These calculations include the maximum 5.75% initial sales charge and assume reinvestment of dividends and capital gains at net asset value. Total return represents past performance and is not predictive of future results.

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1998


NUMBER OF                                                        VALUE
 SHARES                          SECURITY                      (NOTE 1)
--------------------------------------------------------------------------
             SILVER BULLION: 32.9%
             2,073,857 fine ounces (cost $11,557,282)2 ......  $11,478,796
                                                               -----------
             COMMON STOCKS: 51.7%
             AUSTRALIA: 4.0%
1,000,000    Aurora Gold, Ltd.2   ...........................      749,289
1,020,000    MIM Holdings, Ltd.   ...........................      492,673
  192,857    Pasminco, Ltd. .................................      146,894
                                                               -----------
                                                                 1,388,856
                                                               -----------
             MEXICO: 16.0%
  290,056    Corporacion Industrial San Luis S.A.   .........    1,129,749
  534,016    Grupo Mexico S.A. de C.V.  .....................    1,458,941
  945,000    Industrias Penoles S.A. ........................    2,997,151
                                                               -----------
                                                                 5,585,841
                                                               -----------
             NORTH AMERICA: 28.3%
  100,000    Adrian Resources, Ltd.2 ........................       27,201
   45,000    Apex Silver Mines, Ltd.2   .....................      435,938
  167,000    Atna Resources, Ltd.2   ........................      107,885
   83,500    Atna Resources, Ltd. (Warrants)1,2  ............            -
   90,000    Campbell Resources, Inc. (Warrants)1,2 .........            -
  108,100    Coeur D'Alene Mines Corporation2 ...............      729,675
   77,000    Eldorado Corporation, Ltd.1,2 ..................       44,507
  239,400    Hecla Mining Company2   ........................    1,271,812
   60,000    Minefinders Corporation, Ltd.1,2 ...............       70,178
  285,000    Pan American Silver Corporation1,2  ............    2,577,621
   60,000    Pan American Silver Corporation 2   ............      542,657
  275,000    Prime Resource Group, Inc. .....................    1,926,161
  159,600    Romarco Minerals, Inc.2 ........................      206,210
   50,000    Silver Standard Resources, Inc.2 ...............      126,563
  300,000    Silver Standard Resources, Inc.1,2  ............      765,024
  525,000    Sunshine Mining and Refining, Inc.2 ............      492,187
  350,000    Tiomin Resources, Inc.1,2  .....................      142,804
  262,500    Tiomin Resources, Inc. (Warrants)1,2   .........            -
   50,000    TVX Gold, Inc.2   ..............................      153,125
   75,000    Western Copper Holdings, Ltd.2   ...............      260,108
                                                               -----------
                                                                 9,879,656
                                                               -----------
             PERU: 2.9%
  157,009    Compania de Minas Buenaventura S.A. "B"   ......    1,028,201
                                                               -----------

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1998 (continued)


   NUMBER OF
   SHARES OR                                                                                       VALUE
PRINCIPAL AMOUNT                                     SECURITY                                    (NOTE 1)
------------------------------------------------------------------------------------------------------------
                     POLAND: 0.5%
        21,000       KGHM Polska Miedz S.A. (GDR)  ..........................................    $   169,575
                                                                                                 -----------
                     TOTAL COMMON STOCKS:
                      (cost $21,447,288)  ...................................................     18,052,129
                                                                                                 -----------
                     PREFERRED STOCK: 4.7%
                     NORTH AMERICA: 4.7%
        99,000       Freeport McMoran Copper & Gold
                      (cost $2,081,958)......................................................      1,670,625
                                                                                                 -----------
                     SHORT-TERM INVESTMENT: 8.6%
                     U.S. GOVERNMENT AGENCY OBLIGATION
    $3,000,000       Federal Home Loan Bank, 5.40%, due 07/01/98
                      (cost $3,000,000)......................................................      3,000,000
                                                                                                 -----------
                     TOTAL INVESTMENTS: 97.9%
                      (cost $38,086,528+) (Note 1) ..........................................     34,201,550

                     Other assets in excess of liabilities: 2.1%  ...........................        719,376
                                                                                                 -----------
                     TOTAL NET ASSETS: 100.0%
                      (equivalent to $3.26 per share on 10,720,535 shares outstanding) ......    $34,920,926
                                                                                                 ===========

1 Restricted security (Note 6).
2 Non-income producing security.
GDR-Global Depository Receipt.
+ Aggregate cost for Federal income tax purposes is $38,278,333.




   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998



ASSETS
Investments, at value (cost $38,086,528) (Note 1) ........................   $ 34,201,550
Cash .....................................................................        765,852
Receivable for shares sold   .............................................         16,429
Dividends and interest receivable  .......................................         24,821
                                                                             ------------
   Total Assets  .........................................................     35,008,652
                                                                             ------------
LIABILITIES
Due to Lexington Management Corporation (Note 2)  ........................         27,925
Payable for shares redeemed  .............................................          6,852
Accrued expenses .........................................................         52,949
                                                                             ------------
   Total Liabilities   ...................................................         87,726
                                                                             ------------
NET ASSETS: (equivalent to $3.26 per share on
 10,720,535 shares outstanding) (Note 3) .................................   $ 34,920,926
                                                                             ============
NET ASSETS consist of:
Capital stock - authorized 1,000,000,000 shares, $.001 par value per share   $     10,721
Additional paid-in capital (Notes 1 and 7)  ..............................     51,891,810
Distributions in excess of net investment income (Note 1)  ...............       (191,805)
Accumulated net realized loss on investments and foreign currency
 transactions (Notes 1 and 7)   ..........................................    (12,904,829)
Unrealized depreciation on investments and foreign currency transactions       (3,884,971)
                                                                             ------------
   TOTAL NET ASSETS ......................................................   $ 34,920,926
                                                                             ============
NET ASSET VALUE, REDEMPTION PRICE PER SHARE ..............................          $3.26
                                                                                    =====
OFFERING PRICE PER SHARE (100/94.25 of $3.26 adjusted to the nearest cent)          $3.46
                                                                                    =====



   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENT OF OPERATIONS
Year ended June 30, 1998


INVESTMENT INCOME
Dividends ..............................    $    413,939
Interest  ..............................         163,819
                                            ------------
                                                 577,758
Less: foreign tax expense   ............           6,902
                                            ------------
   Total investment income  ............                      $    570,856

EXPENSES
   Investment advisory fee
     (Note 2)   ........................         388,784
   Transfer agent and shareholder
     servicing expenses (Note 2)        .        141,868
   Custodian expenses ..................          91,984
   Printing and mailing expenses  ......          65,680
   Accounting expenses (Note 2)   ......          43,054
   Professional fees  ..................          22,738
   Directors' fees and expenses   ......          18,532
   Registration fees  ..................          14,347
   Computer processing fees ............           9,172
   Other expenses  .....................             603
                                            ------------
    Total expenses .....................                           796,762
                                                              ------------
     Net investment loss ...............                          (225,906)

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS (NOTE 4)
   Net realized gain (loss) on:
    Investments ........................      (2,592,685)
    Foreign currency
      transactions .....................           2,010
                                            ------------
      Net realized loss  ...............                        (2,590,675)

   Net change in unrealized
     appreciation on:
     Investments   .....................      (5,393,001)
     Foreign currency translation
       of other assets and
        liabilities ....................             (10)
                                            ------------
    Net change in unrealized
      appreciation .....................                        (5,393,011)
                                                              ------------
      Net realized and
         unrealized loss ...............                        (7,983,686)
                                                              ------------
DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS   .....................                      $ (8,209,592)
                                                              ============

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended June 30, 1998 and 1997


                                           1998              1997
                                        --------------   ----------------
Net investment loss   ...............   $  (225,906)      $    (404,378)
Net realized loss from
   investment and foreign
   currency transactions ............    (2,590,675)           (989,734)
Net change in unrealized
   appreciation of
   investments and foreign
   currency translation  ............    (5,393,011)         (4,550,358)
                                        -----------       -------------
  Decrease in net assets
     resulting from operations ......    (8,209,592)         (5,944,470)
Distributions to shareholders
   in excess of net investment
   income (Note 1) ..................       (81,929)           (373,424)
Increase (decrease) in net assets
   from capital share
   transactions (Note 3) ............     1,177,232         (25,591,713)
                                        -----------       -------------
  Net decrease in net assets   ......    (7,114,289)        (31,909,607)

NET ASSETS:
 Beginning of period  ...............    42,035,215          73,944,822
                                        -----------       -------------
 End of period (including
    distributions in excess of
    net investment income of
    $191,805 and $1,792, 1998
    and 1997, respectively) .........   $34,920,926       $  42,035,215
                                        ===========       =============

  The Notes to Financial Statements are an integral part of these statements.
                                       6

LEXINGTON STRATEGIC SILVER FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 and 1997

1. SIGNIFICANT ACCOUNTING POLICIES
Lexington Strategic Silver Fund, Inc. (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to maximize total return from long-term growth of capital and income. The Fund will seek to achieve its objective by investing at least 80% of its portfolio in securities of established silver-related companies and silver bullion. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:


     INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market and silver bullion are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no foreign currency exchange contracts outstanding at June 30, 1998.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At June 30, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

LEXINGTON STRATEGIC SILVER FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 and 1997 (continued)

1. SIGNIFICANT ACCOUNTING POLICIES (continued)
     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT  ADVISORY FEE AND OTHER  TRANSACTIONS WITH AFFILIATE
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets up to $30 million and at an annual rate of 0.75% thereafter. For 1998, LMC has agreed to voluntarily limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the year ended June 30, 1998. The Fund reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $83,046, which are incurred by the Fund, but paid by LMC.

3. CAPITAL STOCK
Transactions in capital stock were as follows:



                                                                 Year ended                            Year ended
                                                               June 30, 1998                          June 30, 1997
                                                        -----------------------------         -----------------------------
                                                          Shares           Amount              Shares             Amount
                                                        ---------       -------------         ---------       -------------
Shares sold   ....................................      8,598,402       $  33,307,344         6,348,384       $  27,981,547
Shares issued on reinvestment of dividends  ......         18,656              73,693            74,245             313,964
                                                        ---------       -------------         ---------       -------------
                                                        8,617,058          33,381,037         6,422,629          28,295,511
Shares redeemed  .................................     (8,546,967)        (32,203,805)      (12,351,927)        (53,887,224)
                                                       ----------       -------------       -----------       -------------
Net increase (decrease)   ........................         70,091       $   1,177,232        (5,929,298)      $ (25,591,713)
                                                       ==========       =============       ===========       =============

4. PURCHASES AND SALES OF INVESTMENT SECURITIES
The cost of purchases and proceeds  from sales of securities  for the year ended
June  30,  1998,   excluding   short-term   securities,   were  $11,146,223  and
$13,114,171,  respectively.

At June 30, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,514,707 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $6,591,490.

5. INVESTMENT AND CONCENTRATION RISKS
The Fund makes significant investments in foreign securities and has an investment objective of investing in securities of companies engaged in the exploration, mining, processing, fabrication and distribution of silver. There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of

LEXINGTON STRATEGIC SILVER FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 and 1997 (continued)

5. INVESTMENT AND CONCENTRATION RISKS (continued) foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the inability of counterparties to meet the terms of their contracts.

6. RESTRICTED SECURITIES
The following securities were purchased under Rule 144A of the Securities Act of 1933 or issued in private placements and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.

                                                                     Average
                                        Acquisition                 Cost Per       Market        Percent of
              Security                     Date          Shares       Share        Value         Net Assets
              --------                  -------------   --------   ----------     -------       ------------
Atna Resources, Ltd. (Warrants)           10/14/96       83,500     $0.00         $       --     0.00%
Campbell Resources, Inc. (Warrants)       10/25/96       90,000      0.00                 --     0.00
Eldorado Corporation, Ltd.                02/22/96       77,000      5.37             44,507     0.13
Minefinders Corporation, Ltd.             03/11/97       60,000      3.66             70,178     0.20
Pan American Silver Corporation           07/17/95      285,000      5.44          2,577,621     7.38
Silver Standard Resources, Inc.           09/06/95      300,000      3.14            765,024     2.19
Tiomin Resources, Inc.                    09/28/95      350,000      1.44            142,804     0.41
Tiomin Resources, Inc. (Warrants)         10/31/96      262,500      0.00                  -     0.00
                                                                                  ----------    -----
                                                                                  $3,600,134    10.31%
                                                                                  ==========    =====

Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.

7. FEDERAL INCOME TAXES - CAPITAL LOSS CARRYFORWARDS
As of June 30, 1998, $1,093,937 of capital loss carryforwards have expired and have been reclassified to additional paid-in capital. Capital loss carryforwards1 available for Federal income tax purposes as of June 30, 1998 are:

   $1,254,382 expiring in 1999;
    3,106,844 expiring in 2000;
      954,860 expiring in 2001;
    1,911,797 expiring in 2002;
    1,327,486 expiring in 2003;
    1,756,775 expiring in 2005; and,
      479,351 expiring in 2006.

To the extent any future capital gains are offset by these losses, such gains would not be distributed to shareholders.


1 Temporary book-tax differences of $2,113,334 are the result of deferred post October losses.

LEXINGTON STRATEGIC SILVER FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 and 1997 (continued)

8. TAX INFORMATION (UNAUDITED)
The percentage of investment company taxable income eligible for the dividends received deduction available to certain corporate shareholders with respect to the fiscal year ended June 30, 1998 is 6.88%.

For the fiscal year ended June 30, 1998, 3.81% of the Fund's dividends paid from net investment income were derived from interest on obligations of the United States government.

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (financial reporting) purposes and Internal Revenue Service
(tax) purposes.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:



                                                                                Year ended June 30,
                                                          ----------------------------------------------------------------
                                                            1998         1997         1996         1995         1994
                                                          ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of period   ..................  $   3.95     $   4.46      $  4.00      $  3.92      $  3.52
                                                           --------     --------      -------      -------      -------
Income (loss) from investment operations:
 Net investment loss ....................................     (0.02)       (0.04)       (0.03)       (0.03)       (0.02)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .........     (0.66)       (0.43)        0.51         0.11         0.42
                                                           --------     --------      -------      -------      -------
Total income (loss) from investment operations  .........     (0.68)       (0.47)        0.48         0.08         0.40
                                                           --------     --------      -------      -------      -------
Less distributions:
 Distributions in excess of net investment income  ......     (0.01)       (0.04)       (0.02)          --           --
                                                           --------     --------      -------      -------      -------
Net asset value, end of period   ........................  $   3.26     $   3.95      $  4.46      $  4.00      $  3.92
                                                           ========     ========      =======      =======      =======
Total return*  ..........................................  (17.32)%     (10.76)%       12.02%        2.04%       11.36%

Ratio to average net assets:
 Expenses   .............................................     1.90%        1.96%        1.73%        1.82%        1.84%
 Net investment loss ....................................   (0.54)%      (0.78)%      (0.72)%      (0.83)%      (0.82)%

Portfolio turnover rate .................................    28.78%       18.76%       44.30%       44.22%        5.28%
Average commission paid on equity
  security transactions**  ..............................  $   0.02     $   0.03      $  0.02          --            --

Net assets, end of period (000's omitted) ...............  $ 34,921     $ 42,035      $73,945      $65,517      $49,499

 * Sales load is not reflected in total return.
** In accordance with SEC disclosure guidelines, the average commissions are calculated for the years beginning with June 1996, but not for prior periods.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Lexington Strategic Silver Fund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Strategic Silver Fund, Inc. as of June 30, 1998, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Strategic Silver Fund, Inc. as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



                                                           KPMG Peat Marwick LLP



New York, New York
August 3, 1998

LEXINGTON
STRATEGIC SILVER FUND, INC.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663





          -------------------------------------------

             ALL SHAREHOLDER REQUESTS FOR SERVICES OF
             ANY KIND SHOULD BE SENT TO:

             Transfer Agent
             ----------------------------------------

             STATE STREET BANK AND
             TRUST COMPANY
             c/o National Financial Data Services
             1004 Baltimore
             Kansas City, Missouri 64105

             OR CALL TOLL FREE:
             SERVICE AND SALES: 1-800-526-0056
             24 HOUR ACCOUNT INFORMATION:
             1-800-526-0052

          -------------------------------------------







This report has been prepared for the information of the shareholders of Lexington Strategic Silver Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.



                               -------------------
                                    LEXINGTON
                               -------------------

                                    [GRAPHIC]
                                    LEXINGTON
                                    STRATEGIC
                                     SILVER
                                   FUND, INC.

                               -------------------

                                 Seeks long-term
                                growth of capital
                               through investment
                              in established silver
                               related companies.

                               -------------------

                                  ANNUAL REPORT
                                  JUNE 30, 1998